Exhibit 99.1

NEWS RELEASE

For Immediate Release
December 14, 2011

For Further Information Contact:
Charles Hageboeck, President & CEO
(304) 769-1102

City Holding Company Increases Dividend
On Common Shares

Charleston, West Virginia – City Holding Company, “the Company” (NASDAQ: CHCO), a $2.7 billion bank holding company headquartered in Charleston, today declared a dividend of 35 cents per common share for shareholders of record as of January 13, 2012.  The dividend is payable on January 31, 2012.  The dividend represents a 3% increase from the 34 cents per share cash dividend paid in the fourth quarter of 2011.

“I am very pleased with the Board's decision to once again increase the quarterly cash dividend” stated Charles (Skip) Hageboeck, President and CEO.  “This increase reaffirms the Company's commitment of returning value to its stockholders.  The decision to increase the dividend to $1.40 on an annualized basis is based on the Company's current strong capital and liquidity position, our outstanding financial performance during 2011, and our confidence in the Company's ability to sustain this performance.”

City Holding Company is the parent company of City National Bank of West Virginia.  City National operates 68 branches across West Virginia, Eastern Kentucky and Southern Ohio.  In addition to the Bank, City National Bank operates CityInsurance Professionals, an insurance agency offering a full range of insurance products and services.  The Company’s stock is traded on the NASDAQ National Market System under the quotation symbol “CHCO”.

Forward-Looking Information

This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3) the Company could have adverse legal actions of a material nature; (4) the Company may face competitive loss of customers; (5) the Company may be unable to manage its expense levels; (6) the Company may have difficulty retaining key employees; (7) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (8) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (9) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (10) the Company may experience difficulties growing loan and deposit balances; (11) the current economic environment poses significant challenges for us and could adversely affect our  financial condition and results of operations; (12) continued deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments; (13) the effects of the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) recently adopted by the United States Congress; and (14) the Company’s recently announced acquisition of Virginia Savings Bancorp may not be completed successfully, or the operations may not be combined successfully. Forward-looking statements made herein reflect management’s expectations as of the date such statements are made.  Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.